UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   June 5, 2017

SYMBID CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-177500	45-2859440
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Marconistraat 16 3029 AK Rotterdam, The Netherlands		N/A
(Address of principal executive offices)		(Zip Code)

+ 31 (0) 1 089 00 400
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains express or implied forward-looking statements that are based on our management's belief and assumptions and on information currently available to our management. Although we believe that the expectations reflected in these forward-looking statements are reasonable, these statements relate to future events or our future operational or financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by these forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as “may,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “continue” or the negative of these terms or other comparable terminology. These statements are only predictions. You should not place undue reliance on forward-looking statements because they involve known and unknown risks, uncertainties and other factors, which are, in some cases, beyond our control and which could materially affect results. You should read this Report and the documents that we reference in this Report and have filed with the Securities and Exchange Commission as exhibits hereto completely and with the understanding that our actual future results may be materially different from any future results expressed or implied by these forward-looking statements. The forward-looking statements in this Report represent our views as of the date of this Report. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we have no current intention of doing so except to the extent required by applicable law. You should therefore not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this Report.

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Acquisition Agreement

On June 5, 2017, Symbid Corp., a Nevada corporation (the “Company,” “we,” “us” or “our”) entered into an Acquisition Agreement (the “Acquisition Agreement”), with Sincerity Australia Pty Ltd, an Australia corporation (“SAPL”) and the sole shareholder/member of SAPL (the “SAPL Shareholder”), as a result of which we will acquire SAPL and will continue its existing business operations.

SAPL is an Australia based supplier of high technology plastic based solutions for the packaging industry.

The Acquisition Agreement provides that, upon the terms and subject to the conditions therein, we will acquire all of the outstanding capital stock of SAPL consisting of 10,000 Ordinary Shares (the “Ordinary Shares”) from the SAPL Shareholder in exchange for 45,210,076 post-split shares (the “Acquisition Shares”) of our common stock, par value $0.001 per share (the “Common Stock”) making SAPL a wholly owned subsidiary of ours (the “Acquisition”). SAPL has no outstanding securities other than the Ordinary Shares. Prior to the closing of the Acquisition, we will effect a 60:1 reverse split of our Common Stock (the “Reverse Split”) and change our name to Sincerity Applied Materials Holdings Corp. (the “Name Change”). The Reverse Split and the Name Change were approved by our board of directors on May 1, 2017 and by stockholders holding 80% of our outstanding voting stock on May 1, 2017 as further described in our Definitive Information Statement on Schedule 14C which we filed with the Securities and Exchange Commission (the “SEC”) on May 4, 2017 and mailed to our stockholders of record as of the close of business on May 1, 2017 commencing on May 5, 2017.

The Acquisition Agreement contemplates that the issuance of the Acquisition Shares to the SAPL Shareholder in connection with the Acquisition will be exempt from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) thereof, which exempts transactions by an issuer not involving any public offering, and Regulation D under that section, and that these securities, when issued, may not be offered or sold in the United States absent registration or an applicable exemption from such registration requirements, and will be subject to further contractual restrictions on transfer as described in the Acquisition Agreement.

The Acquisition Agreement provides that at the Effective Time, our current director, Korstiaan Zandvliet, will resign as director and that our current officers, Korstiaan Zandvliet and Maarten van der Sanden will resign from all offices they hold, and that our Board of Directors will consist of three members: Zhang Yiwen (Chairman), Nils Ollquist and Zhang Leping, and that Zhang Yiwen will be appointed by our Board of Directors as our Chief Executive Officer, Nils Ollquist as our Chief Financial Officer, and Simon Rees as our Chief Operating Officer.

The Acquisition would be treated as a recapitalization and reverse acquisition for our company for financial reporting purposes. SAPL would be considered the acquirer for accounting purposes, and our historical financial statements before the Acquisition would be replaced with the historical financial statements of SAPL before the Acquisition in future filings with the SEC. The Acquisition is intended to be treated as a tax-free reorganization under Section 351(a) of the Internal Revenue Code of 1986, as amended.

The Acquisition, the Acquisition Agreement and the transactions contemplated thereby have been unanimously approved by the boards of directors of each of the Company and SAPL by written consent in lieu of a meeting.

The SAPL Shareholder must approve the Acquisition as a condition to closing. Consummation of the Acquisition is subject to other customary conditions precedent, including, among others, the absence of any material adverse changes with respect to SAPL’s business and the Company’s business, as applicable. There can be no assurance that any of such conditions will be satisfied and therefore that the Acquisition will be completed. If the Acquisition is not completed, we will continue our existing business.

The Acquisition Agreement will automatically be terminated if the closing of the Acquisition shall not have occurred by July 7, 2017; and it may be terminated by the Company or SAPL under certain specified circumstances.

All descriptions of the Acquisition Agreement herein are qualified in their entirety by reference to the text thereof filed as Exhibit 2.1 hereto, which is incorporated herein by reference. The Acquisition Agreement governs the contractual rights between the parties in relation to the Acquisition and related transactions and contains customary representations and warranties and pre- and post-closing covenants of each party. The Acquisition Agreement is not intended to be, and should not be relied upon as, making disclosures regarding any facts and circumstances relating to the Company or SAPL. The Acquisition Agreement is described in this Current Report on Form 8-K and attached as Exhibit 2.1 hereto only to provide investors with information regarding the terms and conditions of the Acquisition Agreement, and, except for its status as a contractual document that establishes and governs the legal relationship among the parties thereto with respect to the Acquisition, is not intended to provide any other factual information regarding the Company or SAPL or the actual conduct of their respective businesses during the pendency of the Acquisition Agreement, or to modify or supplement any factual disclosures about the Company contained in any of the Company’s public reports filed with the SEC. The representations and warranties contained in the Acquisition Agreement have been negotiated with the principal purpose of establishing the circumstances under which a party may have the right not to consummate the Acquisition if the representations and warranties of the other party prove to be untrue due to a change in circumstance or otherwise, and of allocating risk between the parties, rather than establishing matters as facts. These representations, warranties and covenants were made as of specific dates and only for purposes of the Acquisition Agreement, not for the benefit of any investors, and are subject to important exceptions and limitations, including a contractual standard of materiality different from that generally relevant to investors, and are qualified by information in confidential disclosure schedules that the parties exchanged in connection with the execution of the Acquisition Agreement. The parties reserve the right to, but are not obligated to amend or revise the Acquisition Agreement. Accordingly, investors should not rely on representations and warranties as characterizations of the actual state of facts, or for any other purpose, at the time they were made or otherwise.

This current report on Form 8-K is issued in accordance with Rule 135c under the Securities Act, and is neither an offer to sell any securities, nor a solicitation of an offer to buy, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit	Description

2.1	Acquisition Agreement, dated as of June 5, 2017, by and among the Company, Sincerity Australia Pty Ltd and the sole shareholder/member of Sincerity Australia Pty Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYMBID CORP.

Date:  June 9, 2017
By: /s/ Korstiaan Zandvliet
Name:  Korstiaan Zandvliet
Title:  President